VAN KAMPEN FOCUS PORTFOLIOS, SERIES 311
                         FOCUS VALUE PORTFOLIO, SERIES 3

               SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 16, 2001

         Notwithstanding anything to the contrary in the prospectus, the stock of Prime Group Realty Trust was liquidated from the Portfolio set forth above due to serious adverse credit factors.


Supplement Dated:  April 1, 2002